Prospectus Supplement                                                       231610 1/06
dated January 23, 2006 to:

PUTNAM PRIME MONEY MARKET FUND
Prospectuses dated January 30, 2005

The last sentence in the first paragraph of the section “How do I buy fund shares?” is replaced with the following:

Purchase orders for shares are only accepted on days the fund is open for business and must be received by 5:00 p.m. Eastern Time to be processed that day.

The last two sentences in the second paragraph in the section “How does the fund price its shares” are replaced with the following:

On any day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the fund may value its shares as of or prior to the BMA recommended closing time rather than at 5:00 p.m. If the fund does so, purchase and redemption orders received by 5:00 p.m., but after the time the fund values its shares will be processed when the fund next values its shares (typically at 5:00 p.m.) the next business day.